Exhibit 99.4

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

The information below presents the Company’s net sales by segment and Segment Operating Profit, giving effect to the expropriation of the Venezuelan operations as if the disposition had been completed as of January 1, 2009.  The Company’s measure of profit for its reportable segments is Segment Operating Profit, which consists of consolidated earnings from continuing operations before interest income, interest expense and provision for income taxes and excluded amounts related to certain items that management considers not representative of ongoing operations as well as certain retained corporate costs.  The segment data presented below is prepared in accordance with general accounting principles for segment reporting.  The line titled ‘reportable segment totals’, however, is a non-GAAP measure when presented outside of the financial statement footnotes.  Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses Segment Operating Profit, in combination with net sales and selected cash flow information, to evaluate performance and to allocate resources.

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

for the Three Months Ended September 30, 2010

Dollars in millions	As Reported	Pro Forma Adjustments	Pro Forma Adjusted

Net Sales:
Europe	$702.4	$—	$702.4
North America	483.5		483.5
South America	296.0	52.5	243.5
Asia Pacific	249.9		249.9
Reportable segment totals	1,731.8	52.5	1,679.3
Other	9.4		9.4
Net Sales	$1,741.2	$52.5	$1,688.7

Segment Operating Profit:
Europe	$113.2	$—	$113.2
North America	71.1		71.1
South America	76.6	19.7	56.9
Asia Pacific	37.7		37.7
Reportable segment totals	298.6	19.7	278.9
Items excluded from Segment Operating Profit:
Retained corporate costs and other	(21.0)		(21.0)
Acquisition-related fair value inventory adjustment	(5.1)		(5.1)
Acquisition transaction costs	(6.0)		(6.0)
Interest income	2.5	0.1	2.4
Interest expense	(61.0)		(61.0)
Earnings before income taxes	$208.0	$19.8	$188.2

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

for the Three Months Ended June 30, 2010

Dollars in millions	As Reported	Pro Forma Adjustments	Pro Forma Adjusted

Net Sales:
Europe	$715.6	$—	$715.6
North America	516.2		516.2
South America	247.5	40.6	206.9
Asia Pacific	223.1		223.1
Reportable segment totals	1,702.4	40.6	1,661.8
Other	8.5		8.5
Net Sales	$1,710.9	$40.6	$1,670.3

Segment Operating Profit:
Europe	$104.5	$—	$104.5
North America	87.5		87.5
South America	64.3	15.6	48.7
Asia Pacific	30.8		30.8
Reportable segment totals	287.1	15.6	271.5
Items excluded from Segment Operating Profit:
Retained corporate costs and other	(13.3)		(13.3)
Restructuring and asset impairments	(8.0)		(8.0)
Interest income	3.8	0.1	3.7
Interest expense	(60.0)		(60.0)
Earnings before income taxes	$209.6	$15.7	$193.9

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

for the Three Months Ended March 30, 2010

Dollars in millions	As Reported	Pro Forma Adjustments	Pro Forma Adjusted

Net Sales:
Europe	$668.1	$—	$668.1
North America	443.7		443.7
South America	210.9	36.3	174.6
Asia Pacific	250.5		250.5
Reportable segment totals	1,573.2	36.3	1,536.9
Other	9.3		9.3
Net Sales	$1,582.5	$36.3	$1,546.2

Segment Operating Profit:
Europe	$56.4	$—	$56.4
North America	63.3		63.3
South America	41.7	5.1	36.6
Asia Pacific	36.8		36.8
Reportable segment totals	198.2	5.1	193.1
Items excluded from Segment Operating Profit:
Retained corporate costs and other	(18.4)		(18.4)
Interest income	4.4	0.3	4.1
Interest expense	(55.6)		(55.6)
Earnings before income taxes	$128.6	$5.4	$123.2

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

for the Three Months Ended December 31, 2009

Dollars in millions	As Reported	Pro Forma Adjustments	Pro Forma Adjusted

Net Sales:
Europe	$724.9	$—	$724.9
North America	481.1		481.1
South America	349.7	121.3	228.4
Asia Pacific	298.1		298.1
Reportable segment totals	1,853.8	121.3	1,732.5
Other	12.1		12.1
Net Sales	$1,865.9	$121.3	$1,744.6

Segment Operating Profit:
Europe	$39.6	$—	$39.6
North America	32.8		32.8
South America	70.0	22.1	47.9
Asia Pacific	53.2		53.2
Reportable segment totals	195.6	22.1	173.5
Items excluded from Segment Operating Profit:
Retained corporate costs and other	(17.7)		(17.7)
Restructuring and asset impairments	(100.5)	(0.2)	(100.3)
Charge for Venezuela currency remeasurement	(17.3)	0.3	(17.6)
Charge for asbestos	(180.0)		(180.0)
Interest income	7.5	2.5	5.0
Interest expense	(57.1)		(57.1)
Earnings before income taxes	$(169.5)	$24.7	$(194.2)

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

for the Three Months Ended September 30, 2009

Dollars in millions	As Reported	Pro Forma Adjustments	Pro Forma Adjusted

Net Sales:
Europe	$785.9	$—	$785.9
North America	538.5		538.5
South America	290.5	110.8	179.7
Asia Pacific	252.1		252.1
Reportable segment totals	1,867.0	110.8	1,756.2
Other	7.6		7.6
Net Sales	$1,874.6	$110.8	$1,763.8

Segment Operating Profit:
Europe	$128.4	$—	$128.4
North America	82.9		82.9
South America	63.6	28.4	35.2
Asia Pacific	41.7		41.7
Reportable segment totals	316.6	28.4	288.2
Items excluded from Segment Operating Profit:
Retained corporate costs and other	(13.8)		(13.8)
Restructuring and asset impairments	(57.5)	(6.5)	(51.0)
Interest income	6.1	2.0	4.1
Interest expense	(58.6)		(58.6)
Earnings before income taxes	$192.8	$23.9	$168.9

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

for the Three Months Ended June 30, 2009

Dollars in millions	As Reported	Pro Forma Adjustments	Pro Forma Adjusted

Net Sales:
Europe	$793.9	$—	$793.9
North America	560.5		560.5
South America	249.9	95.8	154.1
Asia Pacific	192.7		192.7
Reportable segment totals	1,797.0	95.8	1,701.2
Other	10.0		10.0
Net Sales	$1,807.0	$95.8	$1,711.2

Segment Operating Profit:
Europe	$120.4	$—	$120.4
North America	103.1		103.1
South America	57.0	28.9	28.1
Asia Pacific	11.4		11.4
Reportable segment totals	291.9	28.9	263.0
Items excluded from Segment Operating Profit:
Retained corporate costs and other	(23.3)		(23.3)
Restructuring and asset impairments	(5.2)		(5.2)
Interest income	6.5	2.7	3.8
Interest expense	(57.9)		(57.9)
Earnings before income taxes	$212.0	$31.6	$180.4

Owens-Illinois, Inc.

Unaudited Pro Forma Segment Net Sales and Operating Profit

for the Three Months Ended March 31, 2009

Dollars in millions	As Reported	Pro Forma Adjustments	Pro Forma Adjusted

Net Sales:
Europe	$612.9	$—	$612.9
North America	494.3		494.3
South America	214.0	87.0	127.0
Asia Pacific	182.0		182.0
Reportable segment totals	1,503.2	87.0	1,416.2
Other	15.8		15.8
Net Sales	$1,519.0	$87.0	$1,432.0

Segment Operating Profit:
Europe	$44.2	$—	$44.2
North America	62.7		62.7
South America	60.0	26.5	33.5
Asia Pacific	25.0		25.0
Reportable segment totals	191.9	26.5	165.4
Items excluded from Segment Operating Profit:
Retained corporate costs and other	(11.9)		(11.9)
Restructuring and asset impairments	(50.4)		(50.4)
Interest income	8.5	3.7	4.8
Interest expense	(48.1)		(48.1)
Earnings before income taxes	$90.0	$30.2	$59.8